Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of MRV Communications, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in his capacity listed below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company

MRV COMMUNICATIONS, INC.

Date: November 9, 2012	/s/ Stephen Garcia
Stephen Garcia
Chief Financial Officer
(Principal Financial Officer)